UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2003

FLEETBOSTON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

RHODE ISLAND

(State or other jurisdiction of incorporation)

1-6366	05-0341324

(Commission File Number)	(IRS Employer Identification No.)

100 Federal Street, Boston, MA	02110

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-434-2200

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
PRESS RELEASE DATED 01-16-2003

Item 5.	Other Events and Regulation FD Disclosure.

Pursuant to Form 8-K, General Instruction F, the Company hereby incorporates by reference the press release attached hereto as Exhibit 99

Item 7.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99	Press Release dated January 16, 2003 announcing the full year and fourth quarter 2002 earnings.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

FLEETBOSTON FINANCIAL CORPORATION

By:	/s/ Ernest L. Puschaver
Ernest L. Puschaver Chief Accounting Officer

Dated: January 16, 2003